UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 12, 2005

CLARKSTON FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or other jurisdiction of incorporation) 15 South Main Street Clarkston, Michigan (Address of principal executive office)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification no.) 48346 (Zip Code)

Registrant’s telephone number, including area code: (248) 625-8585

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.

On July 12, 2005, Clarkston Financial Corporation issued a press release reporting second quarter earnings. A copy of the press release is attached as Exhibit 99.1.

Item 8.01.	Other Events.

On July 12, 2005, Clarkston Financial Corporation issued a press release extending the deadline for its common stock rights offering to 5:00 pm, EDT on Friday, July 22, 2005. A copy of the press release is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

Exhibit

99.1       Press release dated July 12, 2005 regarding second quarter earnings.

99.2       Press release dated July 12, 2005 regarding extension of rights offering deadline.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2005	CLARKSTON FINANCIAL CORPORATION (Registrant) By: /s/ J. Grant Smith —————————————— J. Grant Smith Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated July 12, 2005, reporting second quarter earnings.

99.2	Press Release dated July 12, 2005, extending the deadline for common stock rights offering.